UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

CareCloud, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36529	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey 08873
(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCLD	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2026, at the Annual Meeting of Shareholders (the “Annual Meeting”) of CareCloud, Inc., (the “Company”), held in Somerset, New Jersey, the Company’s shareholders approved the 2026 Equity Incentive Plan (the “Plan”) to authorize the issuance of up to 1,000,000 shares of the Company’s common stock. The Company’s Board of Directors previously approved the Plan, subject to shareholder approval.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which was attached as Appendix A to the Company’s Proxy Statement (the “Proxy Statement”) on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2026, and is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As of April 7, 2026, the record date, there were 42,492,949 shares of common stock outstanding and eligible to vote on all items at the Annual Meeting. The proposals considered at the Annual Meeting are described in detail in the Company’s Proxy Statement filed on April 7, 2026. The proposals described below were voted upon at the Annual Meeting and the number of votes cast with respect to each such proposal was as follows:

1.	The two nominees listed below were elected to the Board of Directors with each director receiving votes as follows:

Election of Directors	For	Withheld	Broker Non-Votes
Mahmud Haq	13,756,792	1,615,597	0
Cameron Munter	10,117,487	5,254,902	0

2.	The compensation of the Company’s named executive officers as disclosed in the Company’s 2026 Proxy Statement was approved on an advisory basis, receiving votes as follows:

For	Against	Abstain	Broker Non-Votes
14,107,802	674,933	589,654	0

3.	CareCloud’s 2026 Equity Incentive Plan was approved, receiving votes as follows:

For	Against	Abstain	Broker Non-Votes
10,823,967	4,022,996	525,424	0

4.	The appointment of Tanner LLP as our independent registered public accounting firm for the year ending December 31, 2026 was approved, receiving votes as follows:

For	Against	Abstain	Broker Non-Votes
24,966,489	133,725	115,592	9,843,417

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	CareCloud, Inc. 2026 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareCloud, Inc.

Date: June 5, 2026	By:	/s/ Norman Roth
Norman Roth
Interim Chief Financial Officer and Corporate Controller

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